2A3 0913 - Price/Yield - 2A3

Balance	$467,979,000.00	Delay	24
Coupon	4.047	Dated	9/1/2005
Settle	9/30/2005	First Payment	10/25/2005

Prepay	10 CPB	15 CPB	20 CPB	25 CPB	30 CPB	40 CPB	50 CPB
98-00	4.770	4.923	5.134	5.413	5.711	6.366	7.126	Yield
98-00	50	67	91	121	153	226	308	Spread
98-04	4.720	4.861	5.057	5.315	5.591	6.199	6.902	Yield
98-04	45	61	83	112	141	209	285	Spread
98-08	4.670	4.800	4.980	5.218	5.472	6.031	6.679	Yield
98-08	40	55	76	102	129	192	263	Spread
98-12	4.619	4.738	4.903	5.120	5.353	5.864	6.456	Yield
98-12	35	49	68	92	117	175	241	Spread
98-16	4.569	4.677	4.827	5.023	5.234	5.698	6.234	Yield
98-16	30	43	60	83	105	159	218	Spread
98-20	4.519	4.616	4.750	4.927	5.116	5.531	6.012	Yield
98-20	25	37	53	73	94	142	196	Spread
98-24	4.469	4.555	4.674	4.830	4.998	5.366	5.792	Yield
98-24	20	31	45	63	82	125	174	Spread
98-28	4.420	4.494	4.598	4.734	4.880	5.200	5.571	Yield
98-28	15	25	37	54	70	109	152	Spread
99-00	4.370	4.433	4.522	4.638	4.762	5.036	5.352	Yield
99-00	10	18	30	44	58	92	130	Spread
99-04	4.320	4.373	4.446	4.542	4.645	4.871	5.133	Yield
99-04	5	12	22	34	47	76	108	Spread
99-08	4.271	4.312	4.370	4.446	4.528	4.707	4.914	Yield
99-08	0	6	15	25	35	60	86	Spread
99-12	4.221	4.252	4.295	4.351	4.411	4.544	4.697	Yield
99-12	-5	0	7	15	23	43	65	Spread
99-16	4.172	4.192	4.219	4.256	4.295	4.381	4.479	Yield
99-16	-10	-6	0	6	12	27	43	Spread
99-20	4.123	4.132	4.144	4.161	4.179	4.218	4.263	Yield
99-20	-15	-12	-8	-4	0	11	21	Spread
99-24	4.073	4.072	4.069	4.066	4.063	4.055	4.047	Yield
99-24	-20	-18	-16	-13	-12	-6	0	Spread
99-28	4.024	4.012	3.995	3.972	3.947	3.894	3.832	Yield
99-28	-24	-24	-23	-23	-23	-22	-22	Spread
100-00	3.975	3.952	3.920	3.877	3.832	3.732	3.617	Yield
100-00	-29	-30	-30	-32	-35	-38	-43	Spread

WAL	2.78	2.26	1.79	1.40	1.14	0.80	0.60
Principal Window	Oct05 - Sep09	Oct05 - Sep09	Oct05 - Sep09	Oct05 - Jan09	Oct05 - May08	Oct05 - Aug07	Oct05 - Feb07

SWAP CURVE	0.5	4.02
	1	4.17
	2	4.239
	3	4.2775

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR05AR6 - Price/Yield - 2A3

Balance	$296,365,000.00	Delay	24
Coupon	4.542	Dated	9/1/2005
Settle	9/30/2005	First Payment	10/25/2005

Prepay	10 CPB	15 CPB	20 CPB	25 CPB	30 CPB	35 CPB	40 CPB
99-19+	4.631	4.653	4.676	4.701	4.727	4.754	4.783	Yield
99-19+	43	52	57	66	73	78	84	Spread
99-20+	4.615	4.629	4.644	4.660	4.677	4.694	4.713	Yield
99-20+	41	49	54	62	68	72	77	Spread
99-21+	4.599	4.605	4.612	4.619	4.627	4.635	4.643	Yield
99-21+	40	47	51	58	63	66	70	Spread
99-22+	4.582	4.581	4.580	4.578	4.577	4.575	4.574	Yield
99-22+	38	44	48	54	58	61	63	Spread
99-23+	4.566	4.557	4.547	4.537	4.527	4.516	4.504	Yield
99-23+	37	42	45	49	53	55	56	Spread
99-24+	4.549	4.533	4.515	4.497	4.477	4.457	4.435	Yield
99-24+	35	40	41	45	48	49	49	Spread
99-25+	4.533	4.509	4.483	4.456	4.427	4.397	4.365	Yield
99-25+	33	37	38	41	43	43	42	Spread
99-26+	4.517	4.485	4.451	4.415	4.377	4.338	4.296	Yield
99-26+	32	35	35	37	38	37	35	Spread
99-27+	4.500	4.461	4.419	4.374	4.328	4.279	4.227	Yield
99-27+	30	32	32	33	33	31	28	Spread
99-28+	4.484	4.437	4.386	4.334	4.278	4.219	4.157	Yield
99-28+	28	30	28	29	28	25	21	Spread
99-29+	4.468	4.413	4.354	4.293	4.228	4.160	4.088	Yield
99-29+	27	28	25	25	23	19	14	Spread
99-30+	4.451	4.389	4.322	4.252	4.179	4.101	4.019	Yield
99-30+	25	25	22	21	18	13	7	Spread
99-31+	4.435	4.365	4.290	4.211	4.129	4.042	3.950	Yield
99-31+	23	23	19	17	13	7	0	Spread
100-00+	4.419	4.341	4.258	4.171	4.079	3.983	3.881	Yield
100-00+	22	20	16	13	8	1	-6	Spread
100-01+	4.402	4.317	4.226	4.130	4.030	3.924	3.812	Yield
100-01+	20	18	12	9	3	-5	-13	Spread
100-02+	4.386	4.293	4.194	4.090	3.980	3.865	3.743	Yield
100-02+	19	16	9	5	-2	-10	-20	Spread
100-03+	4.370	4.269	4.162	4.049	3.931	3.806	3.674	Yield
100-03+	17	13	6	1	-7	-16	-27	Spread
100-04+	4.354	4.246	4.130	4.009	3.881	3.747	3.605	Yield
100-04+	15	11	3	-3	-12	-22	-34	Spread
100-05+	4.337	4.222	4.098	3.968	3.832	3.688	3.536	Yield
100-05+	14	9	0	-7	-17	-28	-41	Spread
100-06+	4.321	4.198	4.066	3.928	3.783	3.630	3.468	Yield
100-06+	12	6	-4	-12	-22	-34	-48	Spread
100-07+	4.305	4.174	4.034	3.887	3.733	3.571	3.399	Yield
100-07+	10	4	-7	-16	-27	-40	-55	Spread

WAL	2.07	1.38	1.02	0.80	0.65	0.55	0.47
Principal Window	Oct05 - Sep09	Oct05 - Sep08	Oct05 - Nov07	Oct05 - Jun07	Oct05 - Feb07	Oct05 - Nov06	Oct05 - Sep06

As of 9/7/05
Index
.25yr EDSF	3.877
.50yr EDSF	3.957
1yr EDSF	4.100
2yr SWAP	4.1945
3yr SWAP	4.275

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR 05-AR6 - Price/Yield - 2A3

Balance	$467,979,000.00	Delay	24
Coupon	4.039	Dated	9/1/2005
Settle	9/30/2005	First Payment	10/25/2005

Prepay	10 CPB	15 CPB	20 CPB	25 CPB	30 CPB	40 CPB	50 CPB
98-00	4.762	4.915	5.126	5.405	5.703	6.359	7.119	Yield
98-00	48	66	90	121	154	226	308	Spread
98-04	4.712	4.853	5.049	5.307	5.583	6.191	6.895	Yield
98-04	43	59	82	112	142	210	286	Spread
98-08	4.662	4.792	4.972	5.210	5.464	6.024	6.672	Yield
98-08	38	53	74	102	130	193	264	Spread
98-12	4.611	4.730	4.895	5.113	5.345	5.857	6.449	Yield
98-12	33	47	67	92	118	176	241	Spread
98-16	4.561	4.669	4.819	5.016	5.226	5.690	6.227	Yield
98-16	28	41	59	83	106	160	219	Spread
98-20	4.511	4.608	4.742	4.919	5.108	5.524	6.005	Yield
98-20	23	35	51	73	94	143	197	Spread
98-24	4.461	4.547	4.666	4.822	4.990	5.358	5.784	Yield
98-24	18	29	44	63	83	126	175	Spread
98-28	4.412	4.486	4.590	4.726	4.872	5.193	5.564	Yield
98-28	13	23	36	54	71	110	153	Spread
99-00	4.362	4.425	4.514	4.630	4.755	5.028	5.344	Yield
99-00	8	17	29	44	59	93	131	Spread
99-04	4.312	4.365	4.438	4.534	4.637	4.864	5.125	Yield
99-04	3	11	21	34	47	77	109	Spread
99-08	4.263	4.304	4.362	4.439	4.520	4.700	4.907	Yield
99-08	-1	5	13	25	36	61	87	Spread
99-12	4.213	4.244	4.287	4.343	4.404	4.536	4.689	Yield
99-12	-6	-1	6	15	24	44	65	Spread
99-16	4.164	4.184	4.212	4.248	4.287	4.373	4.472	Yield
99-16	-11	-7	-2	6	12	28	44	Spread
99-20	4.115	4.124	4.137	4.153	4.171	4.210	4.256	Yield
99-20	-16	-13	-9	-4	1	12	22	Spread
99-24	4.066	4.064	4.062	4.058	4.055	4.048	4.040	Yield
99-24	-21	-19	-17	-13	-11	-5	0	Spread
99-28	4.016	4.004	3.987	3.964	3.940	3.886	3.824	Yield
99-28	-26	-25	-24	-23	-22	-21	-21	Spread
100-00	3.967	3.944	3.912	3.870	3.824	3.725	3.610	Yield
100-00	-31	-31	-32	-32	-34	-37	-43	Spread

WAL	2.78	2.26	1.79	1.40	1.14	0.80	0.60
Principal Window	Oct05 - Sep09	Oct05 - Sep09	Oct05 - Sep09	Oct05 - Jan09	Oct05 - May08	Oct05 - Aug07	Oct05 - Feb07

SWAP CURVE	0.5	4.0069
	1	4.1513
	2	4.249
	3	4.286

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR 05-AR6 - Price/Yield - 2A3

Balance	$467,979,000.00	Delay	24
Coupon	4.039	Dated	9/1/2005
Settle	9/30/2005	First Payment	10/25/2005

Prepay	10 CPB	15 CPB	20 CPB	25 CPB	30 CPB	40 CPB	50 CPB
98-00	4.762	4.915	5.126	5.405	5.703	6.359	7.119	Yield
98-00	48	66	90	121	154	226	308	Spread
98-04	4.712	4.853	5.049	5.307	5.583	6.191	6.895	Yield
98-04	43	59	82	112	142	210	286	Spread
98-08	4.662	4.792	4.972	5.210	5.464	6.024	6.672	Yield
98-08	38	53	74	102	130	193	264	Spread
98-12	4.611	4.730	4.895	5.113	5.345	5.857	6.449	Yield
98-12	33	47	67	92	118	176	241	Spread
98-16	4.561	4.669	4.819	5.016	5.226	5.690	6.227	Yield
98-16	28	41	59	83	106	160	219	Spread
98-20	4.511	4.608	4.742	4.919	5.108	5.524	6.005	Yield
98-20	23	35	51	73	94	143	197	Spread
98-24	4.461	4.547	4.666	4.822	4.990	5.358	5.784	Yield
98-24	18	29	44	63	83	126	175	Spread
98-28	4.412	4.486	4.590	4.726	4.872	5.193	5.564	Yield
98-28	13	23	36	54	71	110	153	Spread
99-00	4.362	4.425	4.514	4.630	4.755	5.028	5.344	Yield
99-00	8	17	29	44	59	93	131	Spread
99-04	4.312	4.365	4.438	4.534	4.637	4.864	5.125	Yield
99-04	3	11	21	34	47	77	109	Spread
99-08	4.263	4.304	4.362	4.439	4.520	4.700	4.907	Yield
99-08	-1	5	13	25	36	61	87	Spread
99-12	4.213	4.244	4.287	4.343	4.404	4.536	4.689	Yield
99-12	-6	-1	6	15	24	44	65	Spread
99-16	4.164	4.184	4.212	4.248	4.287	4.373	4.472	Yield
99-16	-11	-7	-2	6	12	28	44	Spread
99-20	4.115	4.124	4.137	4.153	4.171	4.210	4.256	Yield
99-20	-16	-13	-9	-4	1	12	22	Spread
99-24	4.066	4.064	4.062	4.058	4.055	4.048	4.040	Yield
99-24	-21	-19	-17	-13	-11	-5	0	Spread
99-28	4.016	4.004	3.987	3.964	3.940	3.886	3.824	Yield
99-28	-26	-25	-24	-23	-22	-21	-21	Spread
100-00	3.967	3.944	3.912	3.870	3.824	3.725	3.610	Yield
100-00	-31	-31	-32	-32	-34	-37	-43	Spread

WAL	2.78	2.26	1.79	1.40	1.14	0.80	0.60
Principal Window	Oct05 - Sep09	Oct05 - Sep09	Oct05 - Sep09	Oct05 - Jan09	Oct05 - May08	Oct05 - Aug07	Oct05 - Feb07

SWAP CURVE	0.5	4.0069
	1	4.1513
	2	4.249
	3	4.286

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.  Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

4A3 - upsized deal

Balance	$175,296,000.00	Delay	24
Coupon	4.556	Dated	9/1/2005
Settle	9/30/2005	First Payment	10/25/2005

Prepay	10 CPB	15 CPB	20 CPB	25 CPB	30 CPB	40 CPB	50 CPB
98-16	5.040	5.159	5.329	5.524	5.730	6.184	6.710	Yield
98-16	74	89	109	132	155	207	265	Spread
98-20	4.994	5.100	5.252	5.426	5.611	6.017	6.487	Yield
98-20	70	83	102	123	143	191	243	Spread
98-24	4.948	5.041	5.175	5.329	5.492	5.850	6.265	Yield
98-24	65	77	94	113	131	174	221	Spread
98-28	4.901	4.983	5.099	5.232	5.374	5.684	6.043	Yield
98-28	60	71	86	103	120	157	199	Spread
99-00	4.855	4.924	5.022	5.136	5.255	5.518	5.822	Yield
99-00	56	66	79	93	108	141	177	Spread
99-04	4.809	4.866	4.946	5.039	5.137	5.353	5.602	Yield
99-04	51	60	71	84	96	124	155	Spread
99-08	4.763	4.807	4.870	4.943	5.019	5.188	5.382	Yield
99-08	47	54	64	74	84	108	133	Spread
99-12	4.718	4.749	4.795	4.847	4.902	5.023	5.163	Yield
99-12	42	48	56	65	72	91	111	Spread
99-16	4.672	4.691	4.719	4.751	4.785	4.859	4.945	Yield
99-16	37	42	48	55	61	75	89	Spread
99-20	4.626	4.633	4.644	4.655	4.668	4.695	4.727	Yield
99-20	33	36	41	45	49	58	67	Spread
99-24	4.581	4.575	4.568	4.560	4.551	4.532	4.510	Yield
99-24	28	31	33	36	37	42	46	Spread
99-28	4.535	4.518	4.493	4.465	4.435	4.369	4.293	Yield
99-28	24	25	26	26	26	26	24	Spread
100-00	4.490	4.460	4.418	4.370	4.319	4.207	4.077	Yield
100-00	19	19	18	17	14	10	2	Spread
100-04	4.444	4.403	4.344	4.275	4.203	4.045	3.862	Yield
100-04	15	13	11	7	2	-7	-19	Spread
100-08	4.399	4.345	4.269	4.181	4.088	3.883	3.647	Yield
100-08	10	8	3	-2	-9	-23	-41	Spread
100-12	4.354	4.288	4.194	4.086	3.972	3.722	3.433	Yield
100-12	6	2	-4	-11	-21	-39	-62	Spread
100-16	4.309	4.231	4.120	3.992	3.857	3.561	3.220	Yield
100-16	1	-4	-11	-21	-32	-55	-83	Spread

WAL	3.06	2.38	1.80	1.40	1.14	0.80	0.60
Principal Window	Oct05 - Jun10	Oct05 - May10	Oct05 - Dec09	Oct05 - Jan09	Oct05 - May08	Oct05 - Aug07	Oct05 - Feb07

CMT_1YR	3.8100
Swap	Mat 0.5YR 1YR 2YR 3YR
	Yld 4.027 4.167 4.2520 4.2960

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